UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest reported) April 26, 2004
                                                       --------------

                            SFBC International, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     001-16119                 59-2407464
          --------                     ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)


  11190 Biscayne Blvd., Miami, Florida                             33181
  ------------------------------------                             -----
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 305-895-0304
                                                            ------------

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

         SFBC International, Inc., a Delaware corporation, furnishes its press release dated April 26, 2004 which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     Exhibit No.    Description
     -----------    -----------

         99.1       Press release of SFBC International, Inc., dated April 26,
                    2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SFBC International, Inc.



                                          By: /s/ Arnold Hantman
                                              -----------------------
                                              Arnold Hantman,
Date:  April 26, 2004                         Chief Executive Officer

                                       3